                             LETTER OF TRANSMITTAL

                    TO TENDER SHARES OF CLASS A COMMON STOCK

                                       OF

                                GIANT FOOD INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED MAY 19, 1998

                                       BY

                             KONINKLIJKE AHOLD N.V.
                                 (ROYAL AHOLD)

                  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                     AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
           ON WEDNESDAY, JUNE 17, 1998 UNLESS THE OFFER IS EXTENDED.

                        THE DEPOSITARY FOR THE OFFER IS:
                              THE BANK OF NEW YORK

             By Mail:                   Facsimile Transmission:         By Hand or Overnight Courier:
   Tender & Exchange Department     (for Eligible Institutions Only)     Tender & Exchange Department
          P.O. Box 11248                     (212) 815-6213                   101 Barclay Street
      Church Street Station            For Information Telephone:         Receive and Deliver Window
  New York, New York 10286-1248              (800) 507-9357                New York, New York 10286
---------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF SHARES TENDERED
---------------------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
            (PLEASE FILL IN IF BLANK EXACTLY AS                                        SHARES TENDERED
          NAME(S) APPEAR(S) ON THE CERTIFICATE(S))                          (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         TOTAL NUMBER
                                                                                          OF SHARES
                                                                     SHARE               EVIDENCED BY              NUMBER
                                                                  CERTIFICATE               SHARE                OF SHARES
                                                                   NUMBER(S)*          CERTIFICATE(S)*           TENDERED:
                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------
                                                                  Total Shares
---------------------------------------------------------------------------------------------------------------------------------

  * Need not be completed by stockholders tendering by book-entry transfer.

 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by any Share Certificate(s) delivered to the Depositary are being tendered.
    See Instruction 4.
--------------------------------------------------------------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE COPY NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by stockholders if certificates evidencing Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of Shares are to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC") (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders" and other stockholders are referred to herein as "Certificate Stockholders."

     Stockholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY FOR THIS OFFER (AS DEFINED HEREIN).

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE
    ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
   -----------------------------------------------------------------------------

    Account Number
   -----------------------------------------------------------------------------

    Transaction Code Number
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s)
   -----------------------------------------------------------------------------

    Window Ticket No. (if any)
   -----------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery
   --------------------------------------------------------------------

    Name of Institution which Guaranteed Delivery
   -------------------------------------------------------------------------

    Account Number (if Delivered by Book-Entry Transfer)
   ----------------------------------------------------------------

    Transaction Code Number
   -----------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Koninklijke Ahold N.V., a public company with limited liability incorporated under the laws of The Netherlands with its corporate seat in Zaandam (Municipal Zanstaad) (the "Purchaser"), the above-described shares of Class A Common Stock, par value $1.00 per share (the "Shares"), of Giant Food Inc., a Delaware corporation (the "Company"), pursuant to the Purchaser's Offer to Purchase all of the outstanding Shares at a price of $43.50 per Share, net to the seller in cash, without interest thereon (the "Offer Price"), dated May 19, 1998 (the "Offer to Purchase"), upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitutes the "Offer"). The undersigned understands that the Purchaser reserves the right to assign to any direct or indirect wholly owned subsidiary the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but the undersigned further understands that any such assignment will not relieve the Purchaser of its obligations under the Offer and will in no way prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

     Upon the terms and conditions of the Offer, subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends, distributions, rights, other Shares and other securities issued or issuable in respect thereof on or after May 19, 1998 (collectively, "Distributions"), and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Share Certificates (as defined herein) and all Distributions or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfers and authenticity, to or upon the order of the Purchaser, (b) present such Shares and all Distributions for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms and the conditions of the Offer.

     The undersigned hereby irrevocably appoints the designees of the Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or any substitute thereof shall deem proper in the sole discretion of such attorney-in-fact and proxy or such substitute, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby and all Distributions which have been accepted for payment by the Purchaser prior to the time of such vote or action, which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting) of the Company or otherwise. This proxy and power of attorney is coupled with an interest in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares and all Distributions by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy granted by the undersigned at any time with respect to such Shares and all Distributions and no subsequent proxies will be given (or, if given, will not be deemed effective) with respect thereto by the undersigned. The undersigned understands that in order for Shares to be deemed validly tendered pursuant to the Offer, immediately upon the Purchaser's acceptance of such Shares and all Distributions for payment, the Purchaser or its designee must be able to exercise full voting rights with respect to such Shares and all Distributions, including, without limitation, voting at any meeting of the Company's stockholders then scheduled.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares and all Distributions tendered hereby and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment, and transfer of the Shares and all Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer; and, pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

     No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Subject to the withdrawal rights set forth in Section 4 of the Offer to Purchase, the tender of Shares hereby made is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance for payment of such Shares will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Share Certificates not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Share Certificates not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Share Certificates not so tendered or accepted for payment in the name of, and deliver said check and/or return such certificates to, the person or persons so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if certificate(s) for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned.

   Issue check and/or certificate(s) to:

   Name:
   ----------------------------------------------------
                             (PLEASE TYPE OR PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if certificate(s) for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

   Mail check and/or certificate(s) to:
   Name:
   ----------------------------------------------------
                             (PLEASE TYPE OR PRINT)
   Address:
   --------------------------------------------------

   ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

   ------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

                                   IMPORTANT
                            STOCKHOLDER(S) SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 5)
             (PLEASE COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)

Signature(s) of Holder(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:
--------------------------- , 1998

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If the signature is made by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (Full Title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

=========================================================
    (AREA CODE AND TELEPHONE NO.)             (TAX IDENTIFICATION AND SOCIAL
                                                      SECURITY NO.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Title:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Name of Firm:
--------------------------------------------------------------------------------

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Dated:
--------------------------- , 1998

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Security Transfer Agents Medallion Program, or the Stock Exchange Medallion Program (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed either the instruction entitled "Special Payment Instructions" or the instruction entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES OR BOOK-ENTRY CONFIRMATIONS. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares or confirmation of any book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer, as well as this Letter of Transmittal or a facsimile thereof, properly completed and duly executed with any required signature guarantees or an Agent's Message, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase).

     Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary on or prior to the Expiration Date; and (iii) Share Certificates or confirmation of any book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer, as well as a Letter of Transmittal, properly completed and duly executed with any required signature guarantees (or a facsimile thereof, properly completed and duly executed with any required signature guarantees or an Agent's Message), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three American Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

     If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal (of facsimile hereof) must accompany each such delivery.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal or a facsimile hereof, waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided under "Description of Shares Tendered" is inadequate, the Share Certificate numbers and/or the number of Shares should be listed on a separate schedule and attached hereto.

     4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE STOCKHOLDERS ONLY). If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by Share Certificate(s) delivered to the Depositary will be sent to the person signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holders of the Shares tendered hereby, the signature must correspond with the names as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Shares.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, attorney-in-fact, officer of a corporation or other person acting in fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or Share Certificates evidencing Shares not tendered or purchased are to be issued in the name of, a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder of the Shares tendered hereby, the Share Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on such Share Certificate(s). Signatures on such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or, in the circumstances permitted hereby, if Share Certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered Share Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price is to be issued in the name of, and/or Share Certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such Share Certificates are to be mailed to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from, the Information Agent or the Dealer Manager at their respective addresses set forth below or from your broker, dealer, commercial bank or trust company.

     9. SUBSTITUTE FORM W-9. Under the United States federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 31% of the gross proceeds payable to a shareholder or other payee pursuant to the Offer must be withheld and remitted to the United States Treasury, unless the shareholder or other payee provides his or her taxpayer identification number ("TIN") (employer identification number or social security number) to the Depositary and certifies that such number is correct. Therefore, each tendering shareholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such shareholder otherwise establishes to the satisfaction of the Depositary that it is not subject to backup withholding. Certain shareholders (including, among others, all corporation and certain foreign shareholders) are not subject to these backup withholding and reporting requirements. In order for a foreign shareholder to qualify as an exempt recipient, that shareholder should submit an IRS Form W-8 or a Substitute Form W-8, signed under penalties of perjury, attesting to that shareholder's exempt status. Such statements can be obtained from the Depositary. Failure to provide the information on the form may subject to tendering shareholder to 31% U.S. federal income tax withholding on the payment of the purchase price. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such shareholder should write "Applied For" in the space for the TIN in
Part 1 of the Substitute Form W-9, sign and date the form and provide it to the Depositary. Notwithstanding that "Applied For" is written on Part 1 and the certification is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided.

     10. LOST OR DESTROYED CERTIFICATES. If any Share Certificates have been lost or destroyed, the stockholder should promptly notify the Company's transfer agent, American Stock Transfer & Trust Co. The stockholder will then be instructed as to the procedure to be followed in order to replace the Share Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed.

     Important: This Letter of Transmittal or a facsimile hereof or an Agent's Message together with Share Certificates or confirmation of book-entry transfer and all other required documents or the Notice of Guaranteed Delivery must be received by the Depositary on or prior to the Expiration Date.

                           IMPORTANT TAX INFORMATION

     Under U.S. federal income tax law, a stockholder that is a United States person (other than an "exempt recipient") whose tendered Shares are accepted for purchase is required by law to provide the Depositary (as payer) with such stockholder's correct TIN on Substitute Form W-9 below. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. If such stockholder is an individual, the TIN is his or her social security number. If a stockholder fails to provide a TIN to the Depositary, such stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%.

     Certain stockholders (including, among others, all corporations and foreign persons that provide appropriate certification) are not subject to these backup withholding and reporting requirements. In order for a foreign person to qualify as an exempt recipient, that stockholder must submit an Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder or payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     If the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such stockholder should write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, sign and date the form and provide it to the Depositary. Generally, the stockholder then will have 60 days to obtain a TIN and to provide it to the Depositary. The Depositary will withhold 31% of all payments prior to the time a property certified TIN is provided to the Depositary.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup U.S. federal income tax withholding with respect to payment of the purchase price for Shares purchased pursuant to the Offer, a stockholder must provide the Depositary with his or her correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and that (1) such stockholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 9)

---------------------------------------------------------------------------------------------------------------------------
                                         PAYER'S NAME: [                         ]
---------------------------------------------------------------------------------------------------------------------------
          SUBSTITUTE             PART I -- Please provide your TIN in the box at ----------------------------------------
           FORM W-9              right and certify by signing and dating below.  Social Security Number or Employer Identification Number
                                -------------------------------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY     PART II -- For Payees exempt from Backup Withholding: Write "Exempt" in this Part 2, enter
   INTERNAL REVENUE SERVICE      your correct TIN in Part 1 and sign and date this form.
                                -------------------------------------------------------------------------------------------
      PAYER'S REQUEST FOR        PART III -- Certification -- Under penalties of perjury, I certify that:
    TAXPAYER IDENTIFICATION      (1) The number shown on this form is my correct Taxpayer Identification Number (or I am
        NUMBER ("TIN")               waiting for a number to be issued to me), and
       AND CERTIFICATION         (2) I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (the "IRS")
                                     that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup and Certification withholding.
                                 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return.

                                -------------------------------------------------------------------------------------------
                                 Signature   Date:  ______________
                                 Name (Please Print)
                                 Address
                                 City, State and Zip Code
---------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATIONS OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                    The Information Agent for the Offer Is:
                             D.F. KING & CO., INC.
                                77 Water Street
                            New York, New York 10005

         Banks and Brokerage Firms, please call collect: (212) 425-1685
                         Call Toll Free: (800) 714-3311

                      The Dealer Manager for the Offer is:
                              MERRILL LYNCH & CO.
                             World Financial Center
                                  North Tower
                         New York, New York 10281-1305
                         (212) 449-8971 (Call Collect)